Exhibit 10.8

REVEL AC, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 3, 2012, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), the Guarantors party to the Credit Agreement, the Lenders party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties. Reference is made to the Credit Agreement dated as of February 17, 2011 (the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Credit Agreement in the manner set forth in this Amendment; and

WHEREAS, the Lenders that have signed this Amendment and the Administrative Agent have consented and agreed to (i) the modifications to the Credit Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment, (ii) an amendment of the Disbursement Agreement, and (iii) the waivers described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement.

(A) The following new definitions are hereby added to Section 1.01 the Credit Agreement (in their proper alphabetical location) as follows:

“Borrower Findings” shall mean the information and materials discussed with the Administrative Agent and Disbursement Agent relating to the additional expenditures relating to the Project or additional funds needed to complete the Project, as summarized in the presentation materials discussed on a Lender call on April 19, 2012.

“Coverage Ratio Properties” shall mean any parcel of real property, excluding the Mortgaged Property, which is included by any owner of the Mortgaged Property or by any Governmental Authority for purposes of determining whether or not the Mortgaged Property complies with any applicable maximum (impervious) lot coverage ratio requirement, it being understood that real property which is Coverage Ratio Property may subsequently cease to be Coverage Ratio Property as a result of a change in the applicable coverage ratio requirements, other action or waiver by any Governmental Authority, or the inclusion of other real property for purposes of determining whether or not the Mortgaged Property complies with any applicable maximum (impervious) lot coverage ratio.

“Declaration of Covenants and Restrictions” shall mean an agreement substantially in the form of Exhibit U or in such other form reasonably satisfactory to the Collateral Agent, including such provisions as shall be necessary to conform such document to applicable laws or as shall be customary under applicable laws, pursuant to which each Coverage Ratio Property shall be deed restricted in such manner that no action may be taken with respect to a Coverage Ratio Property (for so long as it is Coverage Ratio Property), the effect of which would be to cause the Mortgaged Property to fail to comply with any applicable maximum impervious coverage area limitations.

“First Lien Leverage Ratio” shall mean, as of the last day of any Excess Cash Flow Period, the ratio of (a) the outstanding principal amount of Loans under this Agreement and of loans incurred pursuant to Section 6.01(f) to (b) Consolidated Adjusted EBITDA for the Test Period ended on the last day of such Excess Cash Flow Period.

“Revolving Credit Agreement” shall mean that certain Credit Agreement, dated as of May 3, 2012, by and among Borrower, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the other parties thereto.

(B) Each reference in the Credit Agreement to “Section 2.18” shall be replaced with “Section 2.19”.

(C) The definition of “Construction Manager” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Construction Manager” shall mean Tishman Construction Corporation of New Jersey, or such other construction manager of recognized national standing appointed by Borrower with the reasonable consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed).

(D) The definition of “Incremental Loan” in Section 1.01 of the Credit Agreement is hereby amended by deleting the first occurrence of the word “Other” in the second sentence of such definition and replacing it with the word “Incremental”.

(E) The definition of “Incremental Loan Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Incremental Loan Maturity Date” shall mean the maturity date of any Other Loans as set forth in the relevant Increase Joinder for such Class of Other Loans.

(F) The qualifying parenthetical in the definition of “Material Adverse Effect” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “(i)” before the phrase “any delay” and by inserting the following immediately after the phrase “January 1, 2013”:

“and (ii) the Borrower Findings will not be deemed a Material Adverse Effect)”

(G) The definition of “Tranche B Commitment” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following immediately after the phrase “an Increase Joinder”:

“requesting an increase to the Tranche B Loans”

(H) The definition of “Tranche B Loan” in Section 1.01 of the Credit Agreement is hereby amended by (x) replacing the reference therein to “Section 2.01(a)(ii)” with “Section 2.01” and (y) inserting the following immediately after the phrase “an Increase Joinder”:

“requesting an increase to the Tranche B Loans”

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(I) The lead-in sentence of Section 2.03 of the Credit Agreement is hereby amended by inserting the following immediately after the phrase “three Business Days”:

“(or one Business Day in the case of Other Loans or an increase to the Tranche B Loans)”

(J) Section 2.10(e) of the Credit Agreement is hereby amended by deleting the following phrase:

“the sum of (i) $20,000,000 plus (ii)”

(K) Clause (A) of Section 2.10(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“75% of Excess Cash Flow (provided that such percentage shall reduce to 50% of Excess Cash Flow if the First Lien Leverage Ratio as of the last day of the applicable Excess Cash Flow Period is equal to or less than 4.50 to 1.00) for the Excess Cash Flow Period then ended minus”

(L) Section 2.18 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“SECTION 2.18 [Reserved].”

(M) The following new “SECTION 2.19 Incremental Loan Commitments” is hereby added to the Credit Agreement:

“(a) Borrower Request. At any time after May 3, 2012 and prior to the earlier of (x) the Opening Date and (y) September 30, 2012, Borrower may by written notice to the Administrative Agent elect to request an increase to the Tranche B Loans and/or the establishment of one or more new term loan Commitments (each an “Incremental Commitment”) in an aggregate amount not in excess of $50,000,000. Each such notice shall specify (i) the date (each, an “Increase Effective Date”) on which Borrower proposes that the Incremental Commitments shall be effective, which shall be a date not less than one Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) to the extent identified at such time, the identity of each Eligible Assignee to whom Borrower proposes any portion of such Incremental Commitments be allocated and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide such Incremental Commitment.

(b) Conditions. The Incremental Commitments shall become effective, as of such Increase Effective Date; provided that:

(i) no Event of Default or Default shall have occurred and be continuing or would result from the Credit Extension to be made on the Increase Effective Date;

(ii) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction; and

(iii) each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

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(c) Terms of Incremental Loans. The terms and provisions of Loans made pursuant to the Incremental Commitments (“Incremental Loans”) shall be either (A) identical to the Tranche B Loans or (B) different from the Tranche B Loans (“Other Loans”), in each case as set forth in the Increase Joinder (it being understood that, among other things, the Incremental Loans shall be available on a “delayed draw basis” and may be issued with a drawing fee in an amount equal to 0.99% of the stated principal amount of such Incremental Loans).

(d) The increased or new Commitments shall be effected by a joinder agreement (the “Increase Joinder”) executed by Borrower, the Administrative Agent and each Lender making such increased or new Commitment, in form and substance satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders (and notwithstanding anything to the contrary contained in Section 10.02), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.19. In addition, unless otherwise specifically provided herein, all references in Loan Documents to Loans shall be deemed, unless the context otherwise requires, to include references to Loans made pursuant to new Commitments and Incremental Loans made pursuant to this Agreement.

(e) Making of New Loans. On any Increase Effective Date on which new Commitments for Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such new Commitment shall make a Loan to Borrower in an amount equal to its new Commitment.

(f) Equal and Ratable Benefit. The Loans and Commitments established pursuant to this Section 2.19 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such Loans or any such new Commitments.”

(N) Sub-clause (i) of clause (a) of Section 3.07 of the Credit Agreement shall be replaced in its entirety with the following:

“the name and jurisdiction of formation of each of the Subsidiaries of Borrower and”

(O) The last sentence of Section 3.12 of the Credit Agreement shall be replaced in its entirety with the following sentence:

“Borrower will use the proceeds of any Incremental Loans solely for the payment of Project Costs, and to pay fees and expenses relating to such Loans; provided that any proceeds of Incremental Loans remaining after the Final Completion Date and not applied pursuant to Section 2.10(e) may be used for general corporate purposes.”

(P) Section 5.01(a) of the Credit Agreement is hereby amended by inserting the following immediately after the phrase “120 days”:

(or by May 8, 2012, in the case of the fiscal year ended December 31, 2011)”

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(Q) The following sentence will be added to the end of clause (b) of Section 5.17 of the Credit Agreement:

“For the avoidance of doubt any In-Balance Projections or In-Balance Test Certificate delivered pursuant to this Section 5.17 shall be required to demonstrate that the Project satisfies the In-Balance Test as of the date of such delivery.”

(R) The following new “SECTION 5.19 Coverage Ratio Properties” is hereby added to the Credit Agreement:

“Cause each Coverage Ratio Property to be subject at all times to a Declaration of Covenants and Restrictions.”

(S) Section 6.10(b) of the Credit Agreement is hereby amended by replacing the phrase “exceed” with the following:

“be less than”

(T) The following new “SECTION 6.16 Limitation on Use of Revolving Credit Facility” is hereby added to the Credit Agreement:

“Cause the unused amount of the Revolving Commitments (as defined in the Revolving Credit Agreement) to be less than an amount equal to (i) the amount of undrawn commitments taken into account, pursuant to clause (e) of the definition of Available Construction Funds, in calculating the Available Construction Funds shown in the most recent In-Balance Test Certificate delivered pursuant to Section 5.17, minus (ii) the amount of any borrowings under the Revolving Credit Agreement since the date of the most recent In-Balance Test Certificate used to finance Project Costs that are deposited into the accounts established under the Disbursement Agreement.”

2. Amendments to Exhibits.

(A) Exhibit U (Form of Declaration of Covenants and Restrictions) attached hereto as Exhibit A is hereby added to the Credit Agreement

3. Consent. Notwithstanding anything to the contrary contained in the Credit Agreement, (i) the Required Lenders hereby consent to an amendment to the Disbursement Agreement as set forth in the Disbursement Agreement Amendment (as hereinafter defined) and authorize the Administrative Agent, the Collateral Agent and the Disbursement Agent to enter into the Disbursement Agreement Amendment and (ii) the Required Lenders hereby acknowledge and consent to the Disbursement Agent, Collateral Agent and Administrative Agent, entering into a Non-Reliance letter on behalf of the Disbursement Agent, Collateral Agent and Administrative Agent and the Lenders, in substantially the form attached hereto as Exhibit B, which provides, among other things, that the Lenders and the Disbursement Agent, Collateral Agent and Administrative Agent shall have no claims against Deloitte Financial Advisory Services LLP (together with their affiliates, “Deloitte FAS”) and disclaim any reliance on Deloitte FAS as a result of certifications provided by Deloitte FAS in connection with Disbursement Requests.

4. Waiver.

(A) The Required Lenders, the Administrative Agent, and the Collateral Agent hereby waive at all times prior to the First Amendment Effective Date (as defined below), the application

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of all representations and warranties made or deemed made in (1) Article III of the Credit Agreement, (2) the Disbursement Agreement and (3) any Prior Disbursement Certification (as defined below) delivered under the Credit Agreement or the Disbursement Agreement at any time prior to the First Amendment Effective Date to the extent such representations and warranties relate to or are impacted by the Borrower Findings (as defined below). “Prior Disbursement Certifications” means all representations, warranties, certificates, statements, budget certifications, disbursement certifications and other certifications delivered or made under the Credit Agreement or the Disbursement Agreement prior to the date hereof.

(B) The Required Lenders, the Administrative Agent, and the Collateral Agent hereby waive, at all times prior to the First Amendment Effective Date, any Default or Event of Default and any claim relating thereto against any Loan Party or Related Party of a Loan Party that has arisen or may arise or result, directly or indirectly, from (i) the failure of Borrower to comply with the requirements of Sections 5.02, 5.14 and 5.17 of the Credit Agreement or the provisions of the Disbursement Agreement referred to in clause (C) below and (ii) the application of any of the representations and warranties or certifications in or pursuant to or in connection with (1) the Credit Agreement, (2) the Disbursement Agreement and (3) any Prior Disbursement Certification delivered or made under the Credit Agreement or the Disbursement Agreement (in each case subject to the limitations set forth in Section 4(A) above), in each case arising out of or relating to or impacted by the Borrower Findings.

(C) The Required Lenders, the Administrative Agent, the Collateral Agent, and the Disbursement Agent hereby waive, at all times prior to the First Amendment Effective Date, any Default or Event of Default under Sections 8.01(c) or (e) of the Credit Agreement (or, as the context so requires, any Default or Event of Default under Sections 7(a), (b), (c), or (d) of the Disbursement Agreement), in each case to the extent attributable solely to a Disbursement Agreement Event of Default, including, without limitation, such as has arisen or may arise or result, directly or indirectly, from (i) the failure of Borrower to comply with the requirements of Sections 4.1.1(a), 4.1.2(g), 4.1.2(h), 4.1.2(i), 4.1.2(j), 5, or 6 of the Disbursement Agreement (in each case, subject to the limitations set forth in Section 4(A) above), in each case arising out of or relating to or impacted by the Borrower Findings and (ii) the disbursement of an amount previously identified to the Administrative Agent from the accounts established under the Disbursement Agreement for the payment of Project Costs not previously identified under a Disbursement Request (as defined in the Disbursement Agreement) delivered pursuant to the Disbursement Agreement.

(D) It is acknowledged and agreed by the Required Lenders, the Administrative Agent, the Disbursement Agent and the Collateral Agent (i) that all actions taken or made in reliance on or pursuant to or as a result of or in connection with Prior Disbursement Certifications or requiring compliance prior to the First Amendment Effective Date with the Project Budget (including without limitation, disbursements from the accounts established under the Disbursement Agreement and approval of changes to the Project Budget, or Line Items (as defined in the Disbursement Agreement), calculation of Realized Savings (as defined in the Disbursement Agreement) or other changes to elements of the Project under the Disbursement Agreement), which otherwise would have been incorrect or inaccurate as a result of or in connection with the Borrower Findings, shall be permitted and no Default or Event of Default shall result therefrom or be deemed to result therefrom or have resulted at any time therefrom and (ii) any representations or warranties or certifications made on or after the First Amendment Effective Date which relate to dates prior to the First Amendment Effective Date or constitute a certification or representation or warranty or condition that representations and warranties made as of dates prior to the First Amendment Effective Date are true and correct or accurate shall be deemed to true and correct and accurate if such representations, warranties or certifications would have been true and correct and accurate in all material respects but for the Borrower Findings and the effects thereof and giving effect to the waivers referenced in this Section 4.

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5. Conditions to Effectiveness.

This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Administrative Agent (the date such conditions are satisfied or waived is hereafter referred to as the “First Amendment Effective Date”):

(A) Amendment. Receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Collateral Agent, the Borrower, the Guarantors, and the Required Lenders.

(B) Disbursement Agreement Amendment. Receipt by the Administrative Agent of an amendment to the Disbursement Agreement (the “Disbursement Agreement Amendment”), in substantially the form of Exhibit C hereto.

6. Reference to and Effect on the Credit Agreement. On and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement and each other Loan Document, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

7. Representations and Warranties. Each of the Loan Parties hereby represents and warrants as of the First Amendment Effective Date that, (a) immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing and (b) immediately after giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

8. Costs and Expenses. Borrower agrees to reimburse the Administrative Agent for its and the other Agents’ reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents.

9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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11. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC., as Borrower

By:	/s/ Alan Greenstein
	Name:	ALAN GREENSTEIN
	Title:	SVP AND CFO

REVEL AC, LLC,
as Guarantor

By:	/s/ Alan Greenstein
	Name:	ALAN GREENSTEIN
	Title:	SVP AND CFO

REVEL ATLANTIC CITY, LLC,
as Guarantor

By:	/s/ Alan Greenstein
	Name:	ALAN GREENSTEIN
	Title:	SVP AND CFO

REVEL ENTERTAINMENT GROUP, LLC,
as Guarantor

By:	/s/ Alan Greenstein
	Name:	ALAN GREENSTEIN
	Title:	SVP AND CFO

NB ACQUISITION LLC,
as Guarantor

By:	/s/ Alan Greenstein
	Name:	ALAN GREENSTEIN
	Title:	SVP AND CFO

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent and a Lender

By:	/s/ Mohammad Hasan
	Name:	Mohammad Hasan
	Title:	Vice President

Aladdin Credit Intermediate Fund, Ltd.,
as Lender

By:	/s/ Vic Russo
	Name:	Vic Russo
	Title:	Managing Member

Aladdin Intermediate Fund (Ireland) II Ltd.,
as Lender

By:	/s/ Vic Russo
	Name:	Vic Russo
	Title:	Managing Member

Bank of America, N.A.,
as Lender

By:	/s/ Erik S. Grossman
	Name:	Erik S. Grossman
	Title:	Vice President

BLT 10 LLC,
as Lender

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

Canyon Capital Advisors LLC, on behalf of its participating funds and managed accounts, as a Lender

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on behalf of the Lenders it advises

By:	/s/ David C. Barclay
	Name:	David C. Barclay
	Title:	Director

Chatham Asset High Yield Master Fund, Ltd., as a Lender

By: Chatham Asset Management, LLC Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member of Chatham Asset
Management, LLC.

Chatham Eureka Fund, L.P.,
as a Lender

By: Chatham Asset Management, LLC Investment Advisor

By:	/s/ Kevin O’Malley
	Name:	Kevin O’Malley
	Title:	Member of Chatham Asset
Management, LLC.

Cole Brook CBNA Loan Funding LLC,
as Lender

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

CREDIT SUISSE LOAN FUNDING, LLC,
as Lender

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

FRANKLIN MUTUAL RECOVERY FUND,
as Lender

By:	Franklin Mutual Advisers, LLC, its Investment advisor

By:	/s/ Shawn Tumulty
	Name:	Shawn Tumulty
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Neelima Veluvolu
	Name:	Neelima Veluvolu
	Title:	Authorized Signatory

J. P. Morgan Whitefriars Inc.,
as Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney-in-Fact

MC Credit Products DIP SMA, L.P.,
as Lender

By: Fort Hill Investment Partners, its General Partner

By:	/s/ Vic Russo
	Name:	Vic Russo
	Title:	Managing Member

MUTUAL QUEST FUND,
as Lender

By: Franklin Mutual Advisers, LLC, its Investment advisor

By:	/s/ Shawn Tumulty
	Name:	Shawn Tumulty
	Title:	Vice President

Princeton Credit Opportunity Fund, LLC
By: Princeton Advisory Group, Inc. the Manager, as Lender

By:	/s/ Paul P. Malecki
	Name:	Paul P. Malecki
	Title:	Senior Portfolio Manager
Princeton Advisory Group, Inc.

SOL LOAN FUNDING, LLC,
as Lender

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

VIRGINIA RETIREMENT SYSTEM
By: Solus Alternative Asset Management LP Its Investment Advisor as Lender

By:	/s/ Christopher Bondy
	Name:	Christopher Bondy
	Title:	Executive Vice President

UBS AG, Stamford Branch,
as Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

Exhibit A

Attached.

DECLARATION OF COVENANTS AND RESTRICTIONS

THIS DECLARATION OF COVENANTS AND RESTRICTIONS (this “Declaration”), is made and executed this 3rd day of May, 2012, by NB ACQUISITION LLC, a New Jersey limited liability company (“NB”), and SI LLC, a New Jersey limited liability company (“SI”, and together with NB, singly or collectively, as the context so requires, the “Declarant”), each with an address at 500 Boardwalk, Atlantic City, New Jersey 08401, for the specific benefit of the Initial Project Property (as defined below):

BACKGROUND

A. NB is the owner of certain vacant, unimproved real property with the tax parcel designations on the Tax Map of the City of Atlantic City, County of Atlantic and State of New Jersey, described on Exhibit “A” attached hereto and made a part hereof, which were acquired by NB pursuant to the deeds recorded in the Atlantic County Clerk’s Office and described in Exhibit A, and SI is the owner of certain vacant, unimproved real property with the tax parcel designations on the Tax Map of the City of Atlantic City, County of Atlantic and State of New Jersey, described on Exhibit “B” attached hereto and made a part hereof, which was acquired by SI pursuant to the deed recorded in the Atlantic County Clerk’s Office and described in Exhibit B (collectively, the properties described on Exhibit A and Exhibit B are the “Property”).

B. Revel Atlantic City, LLC, a New Jersey limited liability company (“RAC”), is the owner in fee simple of that certain property that is particularly described on Exhibit “C” attached hereto and made a part hereof (the “Initial Project Property”), which was acquired by RAC pursuant to deeds recorded in the Atlantic County Clerk’s Office and described in Exhibit C. The Initial Project Property was ground leased to Revel Entertainment Group, LLC, a New Jersey limited liability company (“REG”) as evidenced by a Short Form of Lease recorded on February 18, 2011 in Deed Book 13261, Instrument No. 2011011161 in the Atlantic County Clerk’s Office (as amended from time to time, the “Ground Lease”; and the leasehold interest described in the Ground Lease, the “Project Leasehold”), and on which REG has constructed a resort entertainment complex (the “Project”). JPMORGAN CHASE BANK, N.A., in its capacities as Collateral Agent for and on behalf of certain secured parties under each of the Term Loan Credit Agreement and the Revolving Loan Credit Agreement, as defined below (in such capacities, together with its successors and assigns, the “Agent”), is the mortgagee under certain mortgages recorded against the Initial Project Property and as further described on Exhibit “D” attached hereto and made a part hereof (the “Mortgages”).

C. In connection with the construction of the Project, a permit was issued by the State of New Jersey Department of Environmental Protection, Division of Land Use Regulations (“DEP”), with an approval date of March 30, 2012 (the “CAFRA Permit”), which added the Property to the Initial Project Property for purposes of enabling the Project to comply with DEP’s impervious coverage area requirement applicable to the Project (together with any other similar impervious coverage area requirements of any governmental authority applicable to the Project in effect from time to time, the “Project Coverage Requirement”), which currently establishes a maximum impervious coverage area of ninety (90%) percent of the Project’s property. Pursuant to the CAFRA Permit, the Property and the Initial Project Property now collectively comprise the Project property (the “Project Property”).

D. Each Declarant is an affiliate of RAC and REG and does and will benefit from the extension of credit by the Secured Creditors under the Credit Agreements (defined below), and the execution and delivery of this Declaration by each Declarant is required in order to induce the Secured Creditors under the Revolving Loan Credit Agreement (defined below) to enter into such Revolving Loan Credit Agreement and to induce the Secured Creditors under the Term Loan Credit Agreement (defined below) to continue to extend credit to affiliates of the Declarant, REG and RAC thereunder.

E. In order to ensure that compliance with the Project Coverage Requirement is maintained, RAC, REG and the Agent have requested that each Declarant agree to the covenants and restrictions as set forth in this Declaration, and each Declarant has agreed to such request.

NOW, THEREFORE, for one dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, the Declarant, intending that the following covenants and restrictions shall run with the Property for the benefit of the Initial Project Property and be binding upon and enforceable against the Property, the Declarant and each Declarant’s successors in title to the Property, hereby declares as follows:

Section 1. Subject to the terms of this Declaration, neither the Declarant, nor any of Declarant’s successors in title shall cause or suffer any impervious improvements to be constructed on the Property, nor shall the Property be otherwise developed or improved or used for any purpose that may result in the Project’s non-compliance with the applicable Project Coverage Requirement.

Section 2. Notwithstanding the terms of Section 1 above, any one or more of the tax lots comprising the Property may be released from the terms of this Declaration (a “Release”), at the option of and upon the request of Declarant, if and to the extent that (i) such lots are no longer needed for the Project to satisfy the then-applicable Project Coverage Requirement; or (ii) any Declarant acquires title to substitute property, the area of which can be used to satisfy the then-applicable Project Coverage Requirement, and which is greater than or equal to the area of such released lots or is otherwise sufficient for the Project to maintain compliance with the then-applicable Project Coverage Requirement, and DEP or any other applicable governmental authority have issued all applicable permits or consents providing for such substitution; and (iii) in the case of (ii) only, such substitute property is included within the Property and made subject to the terms of this Declaration by amendment recorded in the office of the Clerk of Atlantic County Clerk, New Jersey (each such tax lot meeting all of the applicable foregoing criteria, a “Released Property”). In connection with any request for a Release of a Released Property, each Beneficiary (as defined in Section 7 below) agrees to execute and deliver a release or amendment, in recordable form, acknowledging that such Released Property is released from the terms of this Declaration, upon such Beneficiary’s receipt of such evidence satisfactory to each Beneficiary in its sole discretion that the requirements of this Section 2 have been satisfied with respect to such Released Property.

Section 3. Nothing contained in this Declaration shall be construed as creating any rights in the general public or as dedicating for public use any portion of the Property. No easements shall be implied by this Declaration. The provisions of this Declaration are for the exclusive benefit of the Initial Project Property and the Beneficiaries (defined below) and their respective successors and assigns, and no other party shall have any right or claim against the Declarant by reason of the provisions herein, or be entitled to enforce any such provisions against the Declarant.

Section 4. This Declaration contains the complete understanding and agreement of the parties hereto with respect to all matters referred to herein, and all prior representations, negotiations, and understandings are superseded hereby.

Section 5. The laws of the State of New Jersey shall govern the interpretation, validity, performance, and enforcement of this Declaration, without giving effect to its choice of law rules. Any action pertaining to the interpretation and enforcement of the restrictions and covenants of this Declaration shall be venued in New Jersey.

Section 6. If any provision of this Declaration or the application thereof to any person or circumstance is found to be invalid, the remainder of the provisions of this Declaration, and the application of such provision to persons or circumstances other than those as to which it is found to be invalid, shall not be affected thereby.

Section 7. Subject to the terms of Section 2 above, the restrictions and covenants imposed by this Declaration shall be binding upon the Property, or any part thereof, and shall continue as a servitude running with the Property in perpetuity. This Declaration shall inure to the benefit of the Initial Project Property and be enforceable by the Beneficiaries and their respective successors in interest. As used herein, the term “Beneficiaries” shall mean, collectively, each of the following, together with their respective successors and assigns: (i) each of RAC and REG, for so long as they hold a fee interest or the Project Leasehold interest in the Initial Project Property, (ii) any subsequent owner of the fee or Project Leasehold interest in the Initial Project Property, including any such owner who takes title (fee or leasehold) to the Initial Project Property in connection with the satisfaction of the Obligations defined in Section 8 below, and (iii) the Agent. Notwithstanding the foregoing, the Agent shall cease to be a Beneficiary upon the occurrence of each of the following: (a) payment in full of the Obligations defined in Section 8 below and (b) the satisfaction and discharge of each of the Mortgages; in each case as evidenced by the recordation by Agent of a discharge of each of the Mortgages, which discharge shall include an acknowledgment that the Agent is no longer a Beneficiary under this Declaration.

Section 8. As used herein, the term “Obligations” shall mean all obligations of RAC and REG or their successors in interest (a) to the Lenders under (and as defined in) that certain Credit Agreement dated as of May 3, 2012 and any increases, amendments, refinancings, supplements, renewals or restatements thereof or thereto, or as otherwise modified from time to time, by and among Revel AC, Inc., a Delaware corporation, the Guarantors (as defined therein), the Lenders, J.P. Morgan Securities LLC, as sole lead arranger and sole bookrunner, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, collateral agent, swingline lender and issuing bank (the “Revolving Loan Credit Agreement”), and (b) to the Lenders under (and as defined in) that certain Credit Agreement and any increases, amendments, refinancings, supplements, renewals or restatements thereof or thereto, or as otherwise modified from time to time, dated as of February 17, 2011 by and among Revel AC, Inc., the Guarantors (as defined therein), the Lenders (as defined therein), J.P. Morgan Securities LLC, as lead arranger and syndication agent, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as joint bookrunning managers and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties (as defined therein), as amended by that certain First Amendment to Credit Agreement, dated as of May 3, 2012 (the “Term Loan Credit Agreement”).

Section 9. This Declaration may be amended and/or terminated of record at any time after the date of this Declaration only by written approval of the Beneficiaries, which amendment or termination shall be recorded in the office of the Clerk of Atlantic County Clerk, New Jersey. No amendment or termination shall be effective unless executed by the Beneficiaries (subject to the last sentence of Section 7).

Section 10. This Declaration may be executed in two (2) or more counterparts, each of which, when executed, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Declarant has set its hand and seal on the day and year first above written, and directs that this instrument be recorded in the office of the Atlantic County Clerk.

NB ACQUISITION LLC

By:
Name:
Title:

SI LLC

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF NEW JERSEY )

SS.:

COUNTY OF ATLANTIC )

On this      day of April, 2012, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared                     , the                      of NB ACQUISITION LLC, a New Jersey limited liability company (the “Company”), who I am satisfied, is the person who, as such officer of the Company, signed, sealed and delivered the within instrument made by the Company, and he did acknowledge that he, as such officer, signed and delivered the same on behalf of the Company for the uses and purposes therein set forth, and that this instrument is the voluntary act and deed of the Company duly authorized by a proper resolution.

Name:
Notary Public of the State of New Jersey
My commission expires:

STATE OF NEW JERSEY )

SS.:

COUNTY OF ATLANTIC )

On this      day of April, 2012, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgements and proofs in said County and State, personally appeared                     , the                      of SI LLC, a New Jersey limited liability company (the “Company”), who I am satisfied, is the person who, as such officer of the Company, signed, sealed and delivered the within instrument made by the Company, and he did acknowledge that he, as such officer, signed and delivered the same on behalf of the Company for the uses and purposes therein set forth, and that this instrument is the voluntary act and deed of the Company duly authorized by a proper resolution.

Name:
Notary Public of the State of New Jersey
My commission expires:

EXHIBIT “A”

Property Description (NB)

Block 71, Lots 6, 8, 9, 16, 18, 19, 36, 38-40, 43, 47, 51 and 53

As Lot 6 is described in Deed to NB Acquisition, LLC dated Sept. 29, 2006 and recorded Oct. 19, 2006 in the Atlantic County Recorder’s Office in Book 12461 at Page 5666.

As Lot(s) 8, 39, 43 & 51 are described in Deed to NB Acquisition, LLC dated June 4, 2007 and recorded June 25, 2007 in the Atlantic County Recorder’s Office in Book 12643 at Page 60628.

As Lot 9 is described in Deed to NB Acquisition, LLC dated July 16, 2008 and recorded July 31, 2008 in the Atlantic County Recorder’s Office in Book 12872 at Page 58690.

As Lot 16 is described in Deed to NB Acquisition, LLC dated Sept. 29,2006 and recorded October 16, 2006 in the Atlantic County Recorder’s Office in Book 12457 at Page 4000.

As Lot 18 is described in Deed to NB Acquisition, LLC dated Jan. 8, 2009 and recorded April

2009 in the Atlantic County Recorder’s Office in Book 12980 at Page 28231.

As Lot 19 is described in Deed to NB Acquisition, LLC dated Dec. 16, 2008 and recorded Dec.

2008 in the Atlantic County Recorder’s Office in Book 12927 at Page 90730.

As Lot 36 is described in Deed to NB Acquisition, LLC dated Jan. 8, 2009 and recorded April 22, 2009 in the Atlantic County Recorder’s Office in Book 12980 at Page 28230.

As Lot 38 is described in Deed to NB Acquisition, LLC dated Nov. 1, 2007 and recorded Nov. 19, 2007 in the Atlantic County Recorder’s Office in Book 12733 at Page 3134.

As Lot 40 is described in Deed to NB Acquisition, LLC dated Jan. 23, 2009 and recorded Feb 3, 2009 in the Atlantic County Recorder’s Office in Book 12942 at Page 7459.

As Lot 47 is described in Deed to NB Acquisition, LLC dated April 11, 2008 and recorded May 6, 2008 in the Atlantic County Recorder’s Office in Book 12829 at Page 36238.

As Lot 53 is described in Deed to NB Acquisition, LLC dated August 11, 2011 and recorded August 18, 2011 in the Atlantic County Recorder’s Office in Book 13325 at Page 47921.

EXHIBIT “B”

Property Description (SI)

Block 71, Lots 45 & 46

As Lots 45 and 46 are described in Deed to SI, LLC dated June 8, 2011 and recorded July 6, 2011 in the Atlantic County Recorder’s Office in Book 133110 at Page 29671.

EXHIBIT “C”

Initial Project Property Description

Lots 1 and 2, Block 62

As Lot 1 is described in Deed to Revel Atlantic City LLC dated May 17, 2011 and recorded May 18, 2011 in the Atlantic County Recorder’s Office in Book 13298 at Page 31108.

As Lot 2 is described in Deed to Revel Atlantic City LLC dated June 11, 2007 and recorded July 16, 2007 in the Atlantic County Recorder’s Office in Book 12655 at Page 66126.

EXHIBIT “D”

Mortgages

That certain First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of February 17, 2011 and recorded February 18, 2011 in the Atlantic County Recorder’s Office as Instrument No. 2011011162, Book 13261.

That certain First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of February 17, 2011 and recorded February 18, 2011 in the Atlantic County Recorder’s Office as Instrument No. 2011011157, Book 13261.

That certain First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of May 3, 2012, made by Revel Atlantic City, LLC and Revel Entertainment Group, LLC in favor of Agent and about to be recorded in the Atlantic County Recorder’s Office.

That certain First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of May 3, 2012, made by NB Acquisition, LLC in favor of Agent and about to be recorded in the Atlantic County Recorder’s Office.

That certain Mortgage Supplement, dated as of May 3, 2012, made by Revel Atlantic City, LLC and Revel Entertainment Group, LLC in favor of Agent and about to be recorded in the Atlantic County Recorder’s Office.

That certain Mortgage Supplement, dated as of May 3, 2012, made by NB Acquisition, LLC in favor of Agent and about to be recorded in the Atlantic County Recorder’s Office.

Exhibit C

Attached.

REVEL AC, INC.

FIRST AMENDMENT TO MASTER DISBURSEMENT AGREEMENT

This FIRST AMENDMENT TO MASTER DISBURSEMENT AGREEMENT (this “Amendment”) is dated as of May 3, 2012, and entered into among Revel AC, Inc., a Delaware corporation (the “Borrower”), Revel Entertainment Group, LLC, a New Jersey limited liability Borrower (the “OpCo”), JPMorgan Chase Bank, N.A., as disbursement agent (the “Disbursement Agent”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement (the “Administrative Agent”), and U.S. Bank National Association, as collateral agent under the Second Lien Indenture (the “Second Lien Collateral Agent”). Reference is made to the Master Disbursement Agreement dated as of February 17, 2011 (the “Disbursement Agreement”), among the Borrower, the OpCo, the Disbursement Agent, the Administrative Agent, and the Second Lien Collateral Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Disbursement Agreement (as amended by this Amendment).

W I T N E S S E T H :

WHEREAS, Borrower has requested certain amendments to the Disbursement Agreement in the manner set forth in this Amendment;

WHEREAS, the Required Lenders to the First Lien Credit Agreement (as amended pursuant to the First Amendment to Credit Agreement, dated the date hereof) have consented to the Administrative Agent entering into this Amendment, and the holders of a majority of the Notes pursuant to the Second Lien Indenture have consented to the Second Lien Collateral Agent entering into this Amendment.

WHEREAS, the Administrative Agent, on behalf of the Lenders, the Disbursement Agent, and the Second Lien Collateral Agent, on behalf of the holders of the Notes, have consented and agreed to (i) the modifications to the Disbursement Agreement set forth in this Amendment, subject to the terms and conditions of this Amendment, and (ii) the waivers described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Disbursement Agreement.

(A) The following new definitions are hereby added to Section 1 of the Disbursement Agreement (in its proper alphabetical location) as follows:

“Additional ACR Refund” means reimbursement of costs funded by Borrower prior to the Closing Date, which amount shall not in the aggregate exceed $2,185,000 less any amounts previously deposited in the Disbursement Agent Accounts from the Additional ACR Refund.

“Budget Reduction Amount” means the amounts listed on Schedule 1 attached hereto, which amount shall not in the aggregate exceed $30,000,000.

“Cost Consultant” means any of the following, as may be selected by the Borrower: (i) Deloitte & Touche LLP, (ii) Ernst & Young LLP, (iii) PricewaterhouseCoopers LLP and (iv) KPMG LLP.

“Glass Settlement” means anticipated insurance proceeds related to a crane incident, which amount shall not in the aggregate exceed $4,000,000 less any amounts previously deposited in the Disbursement Agent Accounts from the Glass Settlement.

“Tenant Contribution” means expected proceeds pursuant to tenant lease agreements, which amount shall not in the aggregate exceed $6,725,000 less any amounts previously deposited in the Disbursement Agent Accounts from the Tenant Contribution.

“Training Reimbursement” means Federal and New Jersey grants which reimburse the costs related to training employees, which amount shall not in the aggregate exceed $3,100,000 less any amounts previously deposited in the Disbursement Agent Accounts from the Training Reimbursement.

(B) Clause (e), the proviso and the last sentence to the definition of “Available Construction Funds” in Section 1 of the Disbursement Agreement are hereby deleted and replaced with the following:

“(e) up to $25,000,000 of undrawn commitments under a revolving credit facility established pursuant to Section 6.01(f) of the First Lien Credit Agreement, that if drawn could be used to fund Project Costs in accordance with the terms of such revolving credit facility (assuming for all periods prior to the expiration of the unfunded commitments under any incremental facility established pursuant to Section 2.19 of the First Lien Credit Agreement such commitments have been fully funded), unless the Borrower elects not to include any portion of such undrawn commitments in Available Construction Funds, (f) 99.01% of any unfunded commitments under any incremental facility established pursuant to Section 2.19 of the First Lien Credit Agreement, (g) an amount equal to the Borrower’s good faith projection of Consolidated Adjusted EBITDA from the date of any Disbursement Request until September 30, 2012; provided that amounts under this clause (g) shall not exceed such amount as is necessary for the Borrower to be in compliance with the In-Balance Test, (h) without duplication of any reductions in Remaining Costs, any Budget Reduction Amounts if and to the extent at any time of determination, the Borrower reasonably expects such reductions in Remaining Costs to be realized and (i) the sum of the Additional ACR Refund, the Glass Settlement, the Tennant Contribution and the Training Reimbursement.”

(C) The definition of “Construction Manager” in Section 1 of the Disbursement Agreement is hereby amended and restated in its entirety as follows:

“Construction Manager” shall have the meaning given to it in the First Lien Credit Agreement.

(D) The definition of “Disbursement” in Section 1 of the Disbursement Agreement is hereby amended and restated in its entirety as follows:

“Disbursement” means a transfer of funds from the Company Funds Account and/or from the Bank Proceeds Account and the Mezz Proceeds Account to the Construction Disbursement Account or the Cash Management Account or, to the extent provided hereunder and in accordance with Section 4.2, directly to pay Project Costs.

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(E) Clause (a) of the definition of “Minimum Opening Date Facilities” in Section 1 of the Disbursement Agreement is hereby amended by replacing the phrase “2,800 slot machines” with:

“2,400 slot machines”

(F) The definition of “Notes Documents” in Section 1 of the Disbursement Agreement is hereby amended by replacing the phrase “Indenture” with:

“Second Lien Indenture”

(G) The definition of “Required Working Capital Contingency” in Section 1 of the Disbursement Agreement is hereby amended and restated in its entirety as follows:

“Required Working Capital Contingency” means a minimum amount required to be maintained with respect to the “Working Capital Contingency” Line Item in the Project Budget, which shall be:

“(a) at any time from and after the Closing Date until a revolving credit facility is established pursuant to Section 6.01(f) of the First Lien Credit Agreement providing no less than $25,000,000 of aggregate commitments, $12,721,507; and

(b) thereafter, $0.”

(H) Section 4.1.1(a) of the Disbursement Agreement is hereby amended by inserting the sentence below at the end of such section:

“Notwithstanding the foregoing, the Borrower shall have the right to submit two Disbursement Requests in the month of May 2012, and such second Disbursement Request shall be submitted not earlier than five (5) business days following the first Disbursement Request in the month of May 2012.”

(I) Section 4.1.1(b) of the Disbursement Agreement is hereby amended by inserting the phrase “and the Borrower shall deliver to the Disbursement Agent a copy of a letter (the “Cost Consultant Letter”) addressed from the Cost Consultant to the Borrower substantially in the form of Exhibit L” immediately after “thereto” in clause (i) of the first sentence of such Section. In addition, the Disbursement Agreement is hereby amended by adding Annex I to this Amendment as Exhibit L to the Disbursement Agreement.

(J) Section 4.1.2(b) of the Disbursement Agreement is hereby amended by inserting the phrase “, and the applicable Cost Consultant Letter shall have been delivered to the Disbursement Agent” at the end of such Section.

(K) Section 4.2(b) of the Disbursement Agreement is hereby amended by inserting “(excluding any proceeds of any incremental facility established pursuant to Section 2.19 of the First Lien Credit Agreement deposited in the Bank Proceeds Account)” immediately after “Bank Proceeds Account” in the first sentence of such Section and adding the following sentence at the end of such section:

“On each occasion on which the Borrower deposits proceeds of any incremental facility established pursuant to Section 2.19 of the First Lien Credit Agreement in the Bank Proceeds Account, the Borrower shall deliver a certificate to the Disbursement Agent specifying the amount of such deposit and the amount of all such deposits from the proceeds of any incremental facility established pursuant to Section 2.19 of the First Lien Credit Agreement in the Bank Proceeds Account to date; and”

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(L) The following new Section shall be added to the Disbursement Agreement as Section 4.2(c):

“Third, from funds on deposit at such time in the Bank Proceeds Account which constitute proceeds of any incremental facility established pursuant to Section 2.19 of the First Lien Credit Agreement. Unless and until an Event of Default has occurred and is continuing, the withdrawals contemplated by this Section 4.2(c) to be made from the Bank Proceeds Account by the Disbursement Agent shall be made without the requirement of obtaining any further consent or action on the part of the Administrative Agent with respect thereto, and the Administrative Agent hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact solely and exclusively to make such withdrawals.”

(M) Section 6.4 of the Disbursement Agreement is hereby amended by adding the word “substantially” immediately prior to the phrase “in the form of” in the first sentence of such Section.

2. Waiver.

(A) The Administrative Agent (acting at the direction of the Required Lenders), the Disbursement Agent and the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes) hereby irrevocably waive the application of all representations and warranties made or deemed made in (1) the Disbursement Agreement and (2) any Prior Disbursement Certification (as defined below) delivered under the Credit Agreement or Disbursement Agreement at any time prior to the First Amendment Effective Date (as defined below) to the extent such representations and warranties relate to or are impacted by Revel Findings (as defined below). “Prior Disbursement Certifications” means all representations, warranties, certificates, statements, budget certifications, disbursement certifications and other certifications delivered or made under the Disbursement Agreement prior to the date hereof. “Revel Findings” means the information and materials discussed with the Administrative Agent and Disbursement Agent relating to the additional expenditures relating to the Project or additional funds needed to complete the Project, as summarized in the presentation materials discussed on a Lender call on April 19, 2012.

(B) The Administrative Agent (acting at the direction of the Required Lenders), the Disbursement Agent and the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes) hereby irrevocably waive for all periods prior to the First Amendment Effective Date, any Default or Event of Default that has arisen or may arise or result, directly or indirectly, from (i) the application of any of the representations and warranties or certifications in or pursuant to or in connection with (1) the Disbursement Agreement and (2) any Prior Disbursement Certification delivered or made under the Disbursement Agreement (in each case subject to the limitations set forth in Section 2(A) above), in each case arising out of or relating to or impacted by Revel Findings.

(C) The Administrative Agent (acting at the direction of the Required Lenders), the Disbursement Agent and the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes) hereby irrevocably waive for all periods prior to the First Amendment Effective Date, any Default or Event of Default under Sections 7(a), (b), (c), or (d) of the Disbursement Agreement, including, without limitation, such as has arisen or may arise or result, directly or indirectly, from (i) the failure of Revel to comply with the requirements of Sections 4.1.1(a), 4.1.2(g), 4.1.2(h), 4.1.2(i), 4.1.2(j), 5, or 6 of the Disbursement Agreement (in each case, subject to the limitations set forth in Section 2(A) above), in each case arising out of or relating to or impacted by Revel Findings and (ii) the disbursement of an amount previously identified to the Administrative Agent from the accounts established under the Disbursement Agreement for the payment of Project Costs not previously identified under a Disbursement Request delivered pursuant to the Disbursement Agreement.

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(D) It is acknowledged and agreed by the Administrative Agent (acting at the direction of the Required Lenders), the Disbursement Agent and the Second Lien Collateral Agent (acting at the direction of the holders a majority in aggregate principal amount of the Notes) (i) that all actions taken or made in reliance on or pursuant to or as a result of or in connection with Prior Disbursement Certifications or requiring compliance with the Project Budget (including without limitation, disbursements from the accounts established under the Disbursement Agreement and approval of changes to the Project Budget, or Line Items, calculation of Realized Savings or other changes to elements of the Project under the Disbursement Agreement), which otherwise would have been incorrect or inaccurate as a result of or in connection with the Revel Findings, shall be permitted and no Default or Event of Default shall result therefrom or be deemed to result therefrom or have resulted at any time therefrom and (ii) any representations or warranties or certifications made on or after the First Amendment Effective Date which relate to dates prior to the First Amendment Effective Date or constitute a certification or representation or warranty or condition that representations and warranties made as of dates prior to the First Amendment Effective Date are true and correct or accurate shall be deemed to true and correct and accurate if such representations, warranties or certifications would have been true and correct and accurate in all material respects but for the Revel Findings and the effects thereof and giving effect to the waivers referenced in this Section 2.

(E) The Administrative Agent (acting at the direction of the Required Lenders), the Disbursement Agent and the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes) hereby waive any claim against any Loan Party or any Related Party of any Loan Party relating to the matters referenced in Clauses (A), (B), (C) and (D) above.

3. Project Budget. Notwithstanding anything to the contrary contained in the Disbursement Agreement, the Project Budget shall be hereby amended as set forth on Annex II to this Agreement, which revised Project Budget shall constitute the Project Budget for all purposes of the Disbursement Agreement.

4. Replacement of Construction Manager. It is acknowledged and agreed that the Borrower may elect to replace Tishman Construction Corporation of New Jersey, with another construction manager of recognized national standing with the reasonable consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed)

5. Conditions to Effectiveness.

This Amendment shall not become effective unless and until the conditions precedent set forth below have been satisfied or the satisfaction thereof has been waived in writing by the Disbursement Agent and the Administrative Agent (the date such conditions are satisfied or waived is hereafter referred to as the “First Amendment Effective Date”): (i) Receipt by the Disbursement Agent and the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Administrative Agent, the Disbursement Agent, the Borrower, the OpCo, and the Second Lien Collateral Agent, (ii) delivery by the Borrower to the Disbursement Agent of the Project Budget referred to in Section 3 of this Amendment, (iii) delivery by the Borrower to the Disbursement Agent of a duly executed and delivered In-Balance Test Certificate, including all schedules and exhibits thereto, demonstrating the Borrower is in compliance with Section 5.17 of the First Lien Credit Agreement after giving effect to this Amendment and an amendment to the First Lien Credit Agreement of even date herewith, (iv) delivery by the Construction Manager to the Borrower and the Disbursement Agent of an Application and Certification for Payment in accordance with Form AIA Document G702, (v) delivery by

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the Construction Manager to the Disbursement Agent of a certificate in the form of Annex III hereto and (vi) delivery by the Borrower to the Disbursement Agent of a spreadsheet in the form Schedule 2 to Exhibit A-1 to the Disbursement Agreement. Borrower and OpCo affirm the material accuracy of the information contained in the deliveries required as Conditions to Effectiveness pursuant to this Section 5, except such deliverables as required under clauses (iv) and (v) above.

6. Reference to the Disbursement Agreement. On and after the date of this Amendment, each reference in the Disbursement Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Disbursement Agreement and each reference in the other Loan Documents, Notes Documents and any other agreements, documents or instruments which reference the Disbursement Agreement to the “Disbursement Agreement”, “thereunder”, “thereof” or words of like import referring to the Disbursement Agreement shall mean and be a reference to the Disbursement Agreement as amended hereby.

7. Representations. Each of the Loan Parties hereby represents and warrants as of the First Amendment Effective Date that, (a) immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing and (b) immediately after giving effect to this Amendment, each of the representations and warranties made by both the Borrower and the OpCo in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL AC, INC., as Borrower

By:
Name:
Title:

REVEL ENTERTAINMENT GROUP, LLC, as OpCo

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Disbursement Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:
Name:
Title:

ANNEX I

[Attached]

EXHIBIT L

to Disbursement Agreement

Form of Letter of Cost Consultant

[            ], 201[    ]

Revel Entertainment Group, LLC

500 Boardwalk

Atlantic City, New Jersey 08401

Attention: Alan Greenstein

Facsimile No.: (609) 572-6617

Email: agreenstein@revelentertainment.com

Ladies and Gentlemen:

In accordance with the engagement letter dated April 3, 2012 among Brown Rudnick LLP (“Counsel”), Revel Entertainment Group, LLC (“Revel” and together with Counsel, “Client”) and Deloitte Financial Advisory Services LLP (“Deloitte FAS”), as amended (the “Engagement Letter”), Deloitte FAS has been engaged to assist Client in connection with Client’s evaluation of payment requests by contractors relating to the construction of the beachfront casino resort commonly known as Revel Atlantic City Hotel and Casino, being developed on the boardwalk in Atlantic City, New Jersey (the “Project”). In connection with the foregoing, Deloitte FAS confirms that it has analyzed the Construction Manager’s Payment Requisition [# ] and the Certificate of Construction Manager included therein (collectively, the “Current Pay Requisition”) in accordance with the following procedures:

(a) Deloitte FAS has discussed the remaining construction work on the Project and the Tishman Balance to Bill and Retention to Subcontractors as of March 1, 2012 (“Remaining Project Budget”) attached hereto as Exhibit A with key Project personnel from both the Tishman Construction Corporation of New Jersey (“Construction Manager”) and Revel.

(b) Deloitte FAS has compared the Current Pay Requisition to the Construction Manager’s Cost Report (the “T-Com Report”) and the Remaining Project Budget, as it relates to the total anticipated costs and [[is on budget][is not on budget]].

(c) Deloitte FAS has concurrently with the comparison pursuant to clause (b) above, (i) considered the appropriateness of anticipated costs, change orders and pending items in the Current Pay Requisition, T-Com Report and Remaining Project Budget, and (ii) verified that added change orders are approved and properly supported.

(d) Deloitte FAS has read the supporting documentation which constitutes the basis of the Current Pay Requisition, including, among other things, (i) Trade Contractor payment applications to the [Current Pay Requisition] Construction Manager’s Requisition [#        ], (ii) the Construction Manager’s General Conditions & Fees, and (iii) the Trade Contractor change order and pending items documents.

(e) Deloitte FAS has developed a cost matrix of the appropriate retainage amount for each Contractor, including a payment schedule.

(f) Deloitte FAS has compared Trade Contractor applications for the Current Pay Requisition and for previous Pay Requisitions [#    and #    ] in order to confirm any changes to the Retainage Amounts and the Remaining Costs to complete the Project. Retainage has been released in previous Construction Manager Pay Requisitions ( #1-#60). Beginning with Construction Manger’s Pay Requisitions 61, Deloitte FAS will determine retainage amounts are either in compliance with contract amounts or remain unchanged from previous retainage amounts withheld.

(g) For Trade Contractors billing for final retention release, Deloitte FAS has performed close-out audits1, and analyzed Tax Credits and OCIP Credits to assess if they have been properly issued and has prepared a summary of findings of each close-out audit (see separate reports attached). Deloitte FAS will develop audit procedures as appropriate for each Trade Contractor and will review those procedures with Revel and obtain their approval prior to conducting each close-out audit.

Based upon this analysis, [except as described below,] nothing has come to our attention which indicates that there is a misstatement or omission contained in the Current Payment Requisition.

This letter was prepared for Revel Entertainment Group, LLC and may not be relied upon by any other person or entity. Distribution of this letter, either in whole or in part, to anyone other than Revel is prohibited except for the limited exceptions contained in the Engagement Letter or as otherwise agreed in writing by Deloitte FAS.

Deloitte Financial Advisory Services LLP

By:
Name:
Title:

1	The proposed services described herein do not constitute an “audit” conducted in accordance with generally accepted auditing standards, an examination of internal controls, or other attestation or review services in accordance with standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board (PCAOB), or other regulatory body.

ANNEX III

Certificate of Construction Manager re: Borrower’s Project Budget and Construction Manager’s Form G702

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Re:	Certificate of Construction Manager re: Borrower’s Project Budget and Construction Manager’s Form G702 under the First Amendment dated [ ], 2012 (the “Amendment”) to the Disbursement Agreement dated as of February 17, 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Ladies and Gentlemen:

[            ] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Amendment and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Amendment that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Amendment or the Disbursement Agreement, as applicable.

(b) The Construction Manager hereby certifies that, to its knowledge, the Project Budget as it relates to Construction Manager Hard Costs delivered pursuant to the Amendment is accurate in all material respects and that the Project may be constructed in accordance with the Project Budget as it relates to Construction Manager Hard Costs.

(c) The Construction Manager hereby certifies that Form G702 it has delivered pursuant to the Amendment is accurate in all respects.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Cost Manager as of this [    ] day of [    ], 201[    ].

[CONSTRUCTION MANAGER]

By:
Name:
Title: